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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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RMR Real Estate Income Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)
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RMR Real Estate Income Fund

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, APRIL 24, 2019

To the Shareholders of RMR Real Estate Income Fund:

        Notice is hereby given that the annual meeting of shareholders of RMR Real Estate Income Fund, a Maryland statutory trust (the "Fund"), will be held at the offices of the Fund, Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458, on Wednesday, April 24, 2019, at 9:30 a.m. (Eastern time), and any adjournments, postponements or delays thereof (the "Annual Meeting"), for the following purposes:

  1.
  To elect Jennifer B. Clark as a Class III Trustee by holders of preferred shares of the Fund, voting as a separate class, such trustee to hold office for the term indicated and until her successor is elected and qualified ("Proposal 1");

  2.
  To elect Joseph L. Morea as a Class III Trustee by holders of common shares and preferred shares of the Fund, voting together as a single class, such trustee to hold office for the term indicated and until his successor is elected and qualified ("Proposal 2"); and

  3.
  To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

        THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1 AND PROPOSAL 2.

        Shareholders as of the close of business on the record date, December 12, 2018, are entitled to notice of and to vote at the Annual Meeting and at any adjournments, postponements or delays thereof.

        Securities and Exchange Commission rules allow us to furnish proxy materials to our shareholders on the Internet. You can now access proxy materials and vote at www.proxyvote.com. You may vote via the Internet or by telephone by following the instructions on that website. In order to vote via the Internet or by telephone you must have your shareholder identification number which is set forth in the Notice Regarding the Availability of Proxy Materials mailed to you. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to that institution on how to vote your shares. You may also request a paper proxy card to submit your vote by mail. If you attend the Annual Meeting and vote in person, that vote will revoke any proxy you previously submitted. If you hold shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please read the proxy statement and complete or authorize a proxy for your shares as soon as possible. Your vote is important, no matter how many or how few shares you own.

By order of the Board of Trustees,
JENNIFER B. CLARK Secretary RMR Real Estate Income Fund

Newton, Massachusetts
February 25, 2019

RMR Real Estate Income Fund

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458

PROXY STATEMENT

YOUR PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
RMR REAL ESTATE INCOME FUND

ANNUAL MEETING OF SHAREHOLDERS

To Be Held on Wednesday, April 24, 2019

        This proxy statement is being furnished in connection with the solicitation by the Board of Trustees (the "Board") of RMR Real Estate Income Fund, a Maryland statutory trust (the "Fund"), of proxies to be voted at the 2019 annual meeting of shareholders of the Fund to be held at the offices of the Fund, Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458, on Wednesday, April 24, 2019, at 9:30 a.m. (Eastern time), and at any and all adjournments, postponements or delays thereof (the "Annual Meeting").

        The following table indicates the proposal in respect of which votes are solicited by this proxy statement and the class of shares solicited for the proposal:

Proposal	Description	Class of Shares Voting
Proposal 1	To elect Jennifer B. Clark as a trustee.	Preferred shares of the Fund, voting as a separate class.
Proposal 2	To elect Joseph L. Morea as a trustee.	Common shares and preferred shares of the Fund, voting together as a single class.

        This proxy statement and the related proxy cards are being sent to shareholders on or about February 25, 2019. The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to any shareholder upon request. Requests should be directed to the Secretary of the Fund at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 (toll free telephone number (866) 790-8165). Copies can also be obtained by visiting the Fund's website at www.rmrfunds.com.1 Copies of the Fund's annual and semi-annual reports are also available on the EDGAR Database on the Securities and Exchange Commission's (the "SEC") website at www.sec.gov.

        The record date for the Annual Meeting is December 12, 2018 (the "Record Date"). Only shareholders of record as of the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting and any adjournments, postponements or delays thereof. As of the Record Date, the Fund had the following shares outstanding:

Fund	NYSE American Symbol+	Number of Common Shares	Number of Preferred Shares (Series M, T, W, Th and F)
RMR Real Estate Income Fund	RIF	10,202,009	667

+
The common shares of the Fund are listed for trading on the NYSE American LLC (the "NYSE American"). The preferred shares of the Fund are not listed for trading on any national securities exchange.

        The principal executive office of the Fund is located at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

The Internet address for the Fund is included several times in this proxy statement as a textual reference only. The information on the website is not incorporated by reference into this proxy statement.

        A quorum of shareholders is required to take action at the Annual Meeting. The presence in person or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast on a particular matter at the Annual Meeting shall constitute a quorum for voting on a particular matter or the transaction of business. Common shares and preferred shares of the Fund represented by valid proxies or in person will count for the purpose of determining the presence of a quorum for the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of election appointed for the Annual Meeting.

        Broker non-votes are shares held in street name for which instructions on a particular proposal have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Broker non-votes and abstentions will be counted as shares present for purposes of determining whether a quorum is present at the Annual Meeting. Broker non-votes and abstentions will have no effect on the outcome of the vote on Proposal 1 or Proposal 2.

        Failure of a quorum to be present at the Annual Meeting with respect to any particular matter may cause an adjournment of the Annual Meeting with respect to that particular matter and will subject the Fund to additional proxy solicitation expenses. The Fund's Bylaws expressly authorize the chairperson of the Annual Meeting, subject to the review of the Independent Trustees (as defined below), to adjourn the Annual Meeting for any reason deemed necessary by the chairperson, including if (a) no quorum is present for the transaction of business, (b) the Board or the chairperson of the Annual Meeting determines that adjournment is necessary or appropriate to enable the shareholders to consider fully information that the Board or the chairperson of the Annual Meeting determines has not been made sufficiently or timely available to shareholders, or (c) the Board or the chairperson of the Annual Meeting determines that adjournment is otherwise in the best interests of the Fund. Pursuant to this authority, the Board or the chairperson of the Annual Meeting may determine that it is in the best interests of the Fund to adjourn the Annual Meeting only with respect to one of the Proposals in order to continue soliciting votes on that Proposal (even if a quorum is present for such Proposal), and to close voting on one or more other proposals. If the Annual Meeting is adjourned, the time and place of the adjourned meeting will be announced at the Annual Meeting.

        The holders of the outstanding common and preferred shares of the Fund are entitled to one vote per share, and a proportionate vote for each fractional share, with respect to proposals of the Fund upon which such holders are entitled to vote.

        Approval of each of Proposal 1 and Proposal 2 requires the affirmative vote of a majority of all the votes cast on such Proposal at the Annual Meeting. Common shares and preferred shares will vote together as a single class on Proposal 2, common shares will not vote on Proposal 1 and preferred shares will vote as separate class on Proposal 1.

        The individuals named as proxies on the proxy cards will vote in accordance with your directions with respect to the Fund as indicated thereon if your proxy is received properly executed. If you properly execute your proxy card and give no voting instructions, your shares will be voted "FOR" Proposal 1 and Proposal 2. If other matters properly come before the Annual Meeting or any adjournments, postponements or delays thereof, and if discretionary authority to vote with respect thereto has been conferred by the applicable proxy card, the persons named in the proxy card will vote the proxy in accordance with their discretion on those matters.

        Any proxies may be revoked at any time before they are voted at the Annual Meeting by timely filing with the Fund a written notice of revocation, by timely delivering to the Fund a duly executed proxy bearing a later date, by voting over the Internet or by telephone at a later time in the manner provided on the website indicated in the Notice of Internet Availability or by attending the Annual Meeting and voting in person. Votes provided over the Internet, by telephone or by mail must be received by 11:59 p.m. Eastern time on April 23, 2019. If you hold shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares at the Annual Meeting.

        The proposals for shareholder votes and the recommendations of the Board with respect to Proposal 1 and Proposal 2 are set forth below.

INFORMATION RELATING TO TRUSTEES

        The Fund's Board is divided into three classes of trustees (each trustee, a "Trustee" and, collectively, the "Trustees"). There are two Trustees in Class III (Jennifer B. Clark and Joseph L. Morea) whose current terms expire at the upcoming Annual Meeting to be held on April 24, 2019, there is one Trustee in Class I (John L. Harrington) whose current term will expire at the annual meeting to be held in 2020, and there are two Trustees in Class II (Adam D. Portnoy and Jeffrey P. Somers) whose current terms will expire at the annual meeting to be held in 2021. Mark L. Kleifges served as a Managing Trustee (as defined below) in Class III until his retirement and resignation from the Fund's Board, effective December 31, 2018. The Board filled the vacancy created by Mr. Kleifges's resignation by electing Jennifer B. Clark, effective as of January 1, 2019.

        Jennifer B. Clark and Joseph L. Morea are being proposed for reelection as Class III Trustees at the Annual Meeting. Trustees in each class are elected and hold office for a term expiring at the Fund's annual meeting held in the third year following the year of their election, with each Trustee holding office until the expiration of the term of the relevant class and the election and qualification of his or her successor, or until he or she sooner dies, resigns, retires, or is disqualified or removed from office. Pursuant to the requirements of the Investment Company Act of 1940 (the "1940 Act"), and the organizational documents of the Fund, holders of preferred shares of the Fund, voting as a separate class, are entitled to elect two Trustees to the Fund's Board (Adam D. Portnoy and Jennifer B. Clark presently represent the holders of the Fund's preferred shares), and the remaining Trustees of the Fund are elected by the holders of the common shares and preferred shares of the Fund, voting together as a single class.

        A majority of the Trustees are not "interested persons" of the Fund within the meaning of the 1940 Act. Messrs. Harrington, Morea and Somers are not "interested persons" of the Fund within the meaning of the 1940 Act, and are sometimes referred to herein as "Independent Trustees."

        The Board has determined that a majority of the Trustees are Independent Trustees pursuant to the criteria set forth in the Fund's Declaration of Trust, Bylaws, applicable corporate governance standards for companies listed on the NYSE American and applicable Federal securities laws and regulations. In determining independence pursuant to NYSE American standards, the Fund's Board affirmatively determines whether the Independent Trustees have a direct or indirect material relationship with the Fund or its affiliates other than by reason of their service as an Independent Trustee. When assessing a Trustee's relationship with the Fund or its affiliates, the Board considers all relevant facts and circumstances, not merely from the Trustee's standpoint but also from that of the persons or organizations with which the Trustee has an affiliation. Material relationships can include commercial, banking, consulting, legal, accounting, charitable and familial relationships. The Board has determined that Messrs. Harrington, Morea and Somers currently qualify as independent under applicable Federal securities regulations, NYSE American rules and the criteria set forth in the Fund's Declaration of Trust and Bylaws.

        The Fund's Board currently consists of five Trustees. Pursuant to the Fund's Bylaws, two of the five Trustees are "Managing Trustees." The "Managing Trustees" are those that have been employees, officers or directors of the investment adviser of the Fund or involved in the day to day activities of the Fund for at least one year. Adam Portnoy and Jennifer Clark serve as the Fund's Managing Trustees.

        Additional information regarding the nominees and Trustees is included in this proxy statement under the heading "Information Regarding Nominees and Trustees of the Fund."

 PROPOSAL 1: ELECTION OF JENNIFER B. CLARK AS A CLASS III TRUSTEE

        In this Proposal, holders of preferred shares, voting as a separate class, are being asked to elect Jennifer B. Clark as a Class III Trustee of the Fund. On December 6, 2018, the Fund's Board, upon the recommendation of the Nominating Committee of the Fund (the "Nominating Committee"), nominated Jennifer B. Clark as a Class III Trustee to stand for reelection at the Annual Meeting.

        The Board, in making its nomination, and the Nominating Committee, in making its recommendation, considered Jennifer B. Clark's qualifications for service on the Board. The Nominating Committee considered the quality of her past services as Secretary and Chief Legal Officer of the Fund and as a director and officer of RMR Advisors LLC, the Fund's investment adviser (the "Advisor"); her business and personal experience and reputation for integrity, intelligence, sound judgment and ability to understand complex financial and legal issues and to make meaningful inquiries; her willingness and ability to devote sufficient time to Board business; her familiarity with the responsibilities of service on the Board of a publicly traded company; and other matters that the Board and the Nominating Committee deemed appropriate. Jennifer B. Clark is the nominee of the Board for election by the Fund's preferred shareholders, voting as a separate class, at the Annual Meeting to serve until the Fund's 2022 annual meeting, and to hold office until the expiration of the term of the Class III Trustees and the election and qualification of her successor, or until she sooner dies, resigns, retires, or is disqualified or removed from office.

        It is the intention of the persons named in the proxy cards to vote the shares represented thereby "FOR" the election of Jennifer B. Clark, unless a proxy card is marked otherwise. Jennifer B. Clark has agreed to serve as Trustee of the Fund if elected. However, if Jennifer B. Clark becomes unable or unwilling to accept nomination for election to the Board, the proxies will be voted for a substitute nominee designated by the Board. The Board has no reason to believe that Jennifer B. Clark will be unable or unwilling to serve.

THE BOARD UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" THE ELECTION OF JENNIFER B. CLARK.

PROPOSAL 2: ELECTION OF JOSEPH L. MOREA AS A CLASS III TRUSTEE

        In this Proposal, holders of common shares and preferred shares, voting together as a single class, are being asked to elect Joseph L. Morea as a Class III Trustee of the Fund. On December 6, 2018, the Fund's Nominating Committee nominated Joseph L. Morea as a Class III Trustee to stand for reelection at the Annual Meeting.

        In making its nomination, the Nominating Committee of the Fund considered Joseph L. Morea's qualifications for service on the Board. The Nominating Committee considered the quality of his past services as a Trustee of the Fund; his business and personal experience and reputation for integrity, intelligence, sound judgment and ability to understand complex financial issues and to make meaningful inquiries; his willingness and ability to devote sufficient time to Board business; his familiarity with the responsibilities of service on the Board of a publicly traded company; his ability to qualify as an Independent Trustee under applicable Federal securities regulations, NYSE American rules, and the Fund's Declaration of Trust and Bylaws; and other matters that the Nominating Committee deemed appropriate. Joseph L. Morea is the nominee of the Nominating Committee for election by the Fund's common and preferred shareholders, voting together as a single class, at the Annual Meeting to serve until the Fund's 2022 annual meeting, and to hold office until the expiration of the term of the Class III Trustees and the election and qualification of his successor, or until he sooner dies, resigns, retires, or is disqualified or removed from office.

        It is the intention of the persons named in the proxy cards to vote the shares represented thereby "FOR" the election of Joseph L. Morea, unless a proxy card is marked otherwise. Joseph L. Morea has agreed to serve as Trustee of the Fund if elected. However, if Joseph L. Morea becomes unable or unwilling to accept nomination for election to the Board, the proxies will be voted for a substitute nominee designated by the Fund's Nominating Committee. The Board has no reason to believe that Joseph L. Morea will be unable or unwilling to serve.

THE BOARD UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" THE ELECTION OF JOSEPH L. MOREA.

INFORMATION REGARDING NOMINEES AND TRUSTEES OF THE FUND

        Certain information concerning the nominees and Trustees of the Fund is set forth below. Jennifer B. Clark and Joseph L Morea, nominees for the Fund, are currently Trustees of the Fund. The "interested persons" of the Fund (as defined by Section 2(a)(19) of the 1940 Act) who are Trustees of the Fund are noted as "Interested Trustees." The business address of the nominees and Trustees of the Fund, and of the Advisor, is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

        During 2018, the Board held ten meetings. During the time they served as Trustees in 2018, no Trustee attended less than 75% of the meetings of the Board or Board committees on which he or she served. All members of the Board are encouraged, but not required, to attend the Annual Meeting. All of the members of the Board attended the annual meeting of shareholders held in 2018.

        Biographical and other information relating to the nominees standing for election at the Annual Meeting is set forth below. Jennifer B. Clark is an Interested Trustee as a result of her current positions with the Advisor, the Fund, the Advisor's parent company, The RMR Group LLC ("RMR LLC"), and her current positions with The RMR Group Inc. Joseph L. Morea is an

Independent Trustee, and is a member of the Fund's Audit, Compensation and Nominating Committees.

Name and Year of Birth	Position held with the Fund, current term and length of time served[2]	Principal occupation(s) or employment in past 5 years and other public company directorships held by nominee for Trustee in past 5 years	Number of portfolios in fund complex overseen by nominee for Trustee
Interested Trustee Nominee
Jennifer B. Clark (1961)	Class III Managing Trustee of the Fund to serve until 2019; Secretary and Chief Legal Officer (serves at the discretion of the Board); since 2002 (Class III Trustee since 2019)
		President and Chief Executive Officer of the Advisor since 2019, Director of the Advisor since 2015, Secretary of the Advisor since 2002, Executive Vice President and General Counsel of the Advisor from 2017 to 2018, Vice President of the Advisor from 2007 to 2018, and Chief Legal Officer of the Advisor from 2007 to 2017; Director of Tremont Realty Advisors LLC since 2018, Executive Vice President, General Counsel and Secretary of Tremont Realty Advisors LLC since 2016; Trustee of Senior Housing Properties Trust since 2018; Executive Vice President, General Counsel and Secretary of The RMR Group Inc. since 2015; Secretary of RMR LLC since 2015 and Executive Vice President and General Counsel of RMR LLC since 2008; Director of Sonesta International Hotels Corporation since 2012; Secretary of Hospitality Properties Trust since 2008; Secretary of Senior Housing Properties Trust since 2008; Secretary of Five Star Senior Living Inc. since 2012; Secretary of TravelCenters of America LLC since 2007; Secretary of Office Properties Income Trust (formerly Government Properties Income Trust) since 2009; Secretary of Tremont Mortgage Trust since 2017; Secretary of Industrial Logistics Properties Trust since 2017; Secretary of Select Income REIT from 2011 to 2018; and Secretary of Equity Commonwealth (formerly CommonWealth REIT) from 2008 to 2014.	1

2
Includes length of time served in positions with the Fund's predecessor funds.

Name and Year of Birth	Position held with the Fund, current term and length of time served[2]	Principal occupation(s) or employment in past 5 years and other public company directorships held by nominee for Trustee in past 5 years	Number of portfolios in fund complex overseen by nominee for Trustee
Independent Trustee Nominee
Joseph L. Morea (1955)	Class III Independent Trustee to serve until 2019; since 2016
		Independent Director of TravelCenters of America LLC since 2015; Independent Trustee of THL Credit Senior Loan Fund since 2013; Independent Trustee of Eagle Growth and Income Opportunities Fund since 2015; Independent Director of Garrison Capital Inc. (a business development company) since 2015; Independent Trustee of Tremont Mortgage Trust since 2017; Independent Trustee of Industrial Logistics Properties Trust since 2018; Independent Trustee of Equity Commonwealth from 2012 to 2014; and Vice Chairman and Managing Director, serving as head of U.S. Equity Capital Markets, at RBC Capital Markets from 2003 to 2012; head of U.S. Investment Banking for RBC Capital Markets from 2008 to 2009; previously employed as an investment banker, including as a Managing Director and the co-head of U.S. Equity Capital Markets at UBS, Inc., the Chief Operating Officer of the Investment Banking Division and head of U.S. Equity Capital Markets at PaineWebber, Inc., and a Managing Director of Equity Capital Markets at Smith Barney, Inc.	1

        Biographical and other information relating to the Trustees who are not standing for election at the Annual Meeting is set forth below. Adam D. Portnoy is an Interested Trustee as a result of his controlling ownership of, and current positions with, The RMR Group Inc., RMR LLC and the Advisor. Messrs. Somers and Harrington are Independent Trustees and are members of the Fund's Audit, Compensation and Nominating Committees.

Name and Year of Birth	Position held with the Fund, current term and length of time served[3]	Principal occupation(s) or employment in past 5 years and other public company directorships held by nominee for Trustee in past 5 years	Number of portfolios in fund complex overseen by nominee for Trustee
Interested Trustee
Adam D. Portnoy (1970)	Class II Managing Trustee to serve until 2021; Portfolio Manager of the Fund; since 2007 (Class II Trustee since 2009)
		Director of the Advisor since 2007, President of the Advisor from 2007 to 2017 and Chief Executive Officer of the Advisor from 2015 to 2017; Managing Director, President and Chief Executive Officer of The RMR Group Inc. since 2015; Director of RMR LLC from 2006 to 2015 and President and Chief Executive Officer of RMR LLC since 2006; President and Chief Executive Officer of the Fund from 2007 to 2015; Director of Tremont Realty Advisors LLC since 2016 and President and Chief Executive Officer from 2016 to 2017; Managing Trustee of Tremont Mortgage Trust since 2017; Managing Trustee of Hospitality Properties Trust since 2007; Managing Trustee of Senior Housing Properties Trust since 2007; Managing Trustee of Office Properties Income Trust (formerly Government Properties Income Trust) since 2009 (President from 2009 to 2011); Managing Trustee of Select Income REIT from 2011 to 2018; Managing Trustee of Equity Commonwealth (formerly CommonWealth REIT) from 2006 to 2014 (President from 2011 to 2014); Managing Trustee of Industrial Logistics Properties Trust since 2017; Managing Director of TravelCenters of America LLC since 2018; Managing Director of Five Star Senior Living Inc. since 2018; owner and Director of Sonesta International Hotels Corporation since 2012; currently serves as the Honorary Consul General of the Republic of Bulgaria in Massachusetts; currently serves on the Board of Directors of Pioneer Institute; previously served on the Board of Governors for the National Association of Real Estate Investment Trusts and the Board of Trustees of Occidental College; and prior to joining RMR LLC in 2003, was investment banker at Donaldson, Lufkin & Jenrette, worked in private equity at DLJ Merchant Banking Partners and at the International Finance Corporation (a member of the World Bank Group), and previously founded and served as CEO of a privately financed telecommunication company.	1

3
Includes length of time served in positions with the Fund's predecessor funds.

Name and Year of Birth	Position held with the Fund, current term and length of time served[4]	Principal occupation(s) or employment in past 5 years and other public company directorships held by nominee for Trustee in past 5 years	Number of portfolios in fund complex overseen by nominee for Trustee
Independent Trustees
John L. Harrington (1936)	Class I Independent Trustee to serve until 2020; since 2003
		Trustee of the Yawkey Foundation (a charitable trust) since 1982 (Chairman of the Board from 2002 to 2003 and since 2007) and Executive Director of the Yawkey Foundation from 1982 to 2006; Trustee of the JRY Trust (a charitable trust) from 1982 to 2009; President of Boston Trust Management Corp. from 1981 to 2006; Chief Executive Officer and General Partner of the Boston Red Sox Baseball Club from 1986 to 2002 and Vice President and Chief Financial Officer prior to that time; Principal of Bingham McCutchen Sports Consulting LLC from 2007 to 2008; represented the Boston Red Sox majority interest in cofounding The New England Sports Network, or NESN, managing NESN from 1981 to 2002; Director of Fleet Bank from 1995 to 1999; Director of Shawmut Bank of Boston from 1986 to 1995; member of the Major League Baseball Executive Council from 1998 to 2001; Assistant Secretary of Administration and Finance for the Commonwealth of Massachusetts in 1980; Treasurer of the American League of Professional Baseball Clubs from 1970 to 1972; Assistant Professor and Director of Admissions, Carroll Graduate School of Management at Boston College from 1967 through 1970; Supervisory Auditor for the U.S. General Accounting Office from 1961 through 1966; Independent Trustee of Hospitality Properties Trust since 1995 and Lead Independent Trustee since 2015; Independent Trustee of Senior Housing Properties Trust since 1999; and Independent Trustee of Office Properties Income Trust (formerly Government Properties Income Trust) since 2009; Independent Trustee of Tremont Mortgage Trust since 2017.	1

4
Includes length of time served in positions with the Fund's predecessor funds.

Name and Year of Birth	Position held with the Fund, current term and length of time served[4]	Principal occupation(s) or employment in past 5 years and other public company directorships held by nominee for Trustee in past 5 years	Number of portfolios in fund complex overseen by nominee for Trustee
Jeffrey P. Somers (1943)	Class II Independent Trustee to serve until 2021; since 2009	Of Counsel, Morse, Barnes-Brown & Pendleton, PC (law firm) since 2010 (Equity Member from 1995 to 2009 and Managing Member for six of those years); Director of Cantella Management Corp. (holding company for Cantella & Co., Inc., an SEC registered broker dealer) from 2002 until January 2014, when the company was acquired by a third party; Independent Trustee of Tremont Mortgage Trust since 2017; Independent Trustee of Senior Housing Properties Trust since 2009 and Lead Independent Trustee from 2015 to 2019; Independent Trustee of Office Properties Income Trust (formerly Government Properties Income Trust) since 2009; Independent Trustee of Select Income REIT from 2012 to 2018; Trustee of Pictet Funds from 1995 to 2001; previously a Trustee of Glover Hospital, a private not-for-profit regional hospital.	1

        The Board believes that, collectively, the Trustees have balanced and diverse experiences, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Among the attributes common to all Trustees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Advisor, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Trustees. Each Trustee's ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, or public or charitable service; experience from service as a Trustee of the Fund and its predecessor funds, other investment funds, public companies, real estate investment trusts or not-for-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings; or other relevant life experiences.

        The table below discusses some of the experiences, qualifications and skills of each of the Trustees that support the conclusion that they should serve (or continue to serve) on the Board.

Trustee	Experience, Qualifications and Skills
Interested Trustee Nominee:
Jennifer B. Clark
The Board concluded that Ms. Clark should serve as one of the Fund's Managing Trustees based upon, among other things, her extensive experience in and knowledge of the commercial real estate industry and real estate investment trusts, her leadership positions with the Fund, the Advisor and RMR LLC, her demonstrated management ability, and her institutional knowledge earned through key leadership positions with the Fund and the Advisor. The Board benefits from Ms. Clark's experience in director, executive and legal roles with the Advisor, and as Secretary and Chief Legal Officer of the Fund and its predecessors, as well as her experience as Executive Vice President and General Counsel of RMR LLC since 2008 and of The RMR Group Inc. since 2015. Ms. Clark's positions as a Director of The RMR Group Inc., Sonesta International Hotels Corporation and Tremont Realty Advisors LLC and a Trustee of Senior Housing Properties Trust, as well as her executive positions with RMR LLC and The RMR Group Inc., provide the Board with practical business knowledge of real estate investment trusts and real estate businesses. Ms. Clark's long-standing service as Secretary and Chief Legal Officer of the Fund provides her with a specific understanding of the Fund, its operations and the business and regulatory issues facing the Fund.
Interested Trustee:
Adam D. Portnoy
The Board concluded that Mr. Portnoy should serve as one of the Fund's Managing Trustees based upon, among other things, his extensive experience in and knowledge of the commercial real estate industry, capital markets and real estate investment trusts, his leadership positions with The RMR Group Inc., RMR LLC and the Advisor, his public company director service, his demonstrated management ability, his experience in investment banking and private equity, his government organization service, and his institutional knowledge earned through service on the Board and his prior service as President and Chief Executive Officer of the Fund and its predecessors. The Board benefits from Mr. Portnoy's experience as Managing Director, President and Chief Executive Officer of The RMR Group Inc., President and Chief Executive Officer of RMR LLC, and Director of the Advisor and his prior experience as President and Chief Executive Officer of the Advisor and President and Chief Executive Officer of the Fund and its predecessors in light of his business leadership and experience. Mr. Portnoy's experiences as a Director of Tremont Realty Advisors LLC since 2016 and President and Chief Executive Officer from 2016 to 2017, a Managing Trustee of Tremont Mortgage Trust since 2017, a Managing Trustee of various real estate investment trusts and a Managing Director of real estate based operating companies provide the Board with practical business knowledge of real estate investment trusts and real estate companies. Mr. Portnoy's long-standing service on the Board and his prior service as President and Chief Executive Officer of the Fund also provide him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund.

Trustee	Experience, Qualifications and Skills
Independent Trustee Nominee:
Joseph L. Morea
The Board concluded that Mr. Morea should serve as one of the Fund's Independent Trustees because of, among other things, his experience in and knowledge of the investment banking industry and public capital markets, his experience as a public company director and board committee member and his professional training, skills and expertise in, among other things, financial matters. Mr. Morea's experience as the former Vice Chairman and Managing Director and as head of U.S. Equity Capital Markets, at RBC Capital Markets, an international investment bank, from 2003 until 2012 and his prior experience as the head of U.S. Investment Banking for RBC Capital Markets from 2008 to 2009 have provided him with finance expertise and executive skills valuable to the Board in dealing with and resolving complex and difficult issues. Through his many executive and finance related positions, including but not limited to his previous employment, Mr. Morea developed professional skills and expertise in management, accounting, finance and risk management. Prior to working as an investment banker, Mr. Morea was employed as a certified public accountant. Mr. Morea's experience as a director of a real estate based operating company since 2015 and a trustee of real estate investment trusts since 2017 and from 2012 until 2014 allows him to provide the Board with added insight into the management practices of real estate focused investment vehicles and expertise with respect to real estate investment trusts and real estate based businesses. His experience as a director and trustee of other funds and a business development company provides him with further insights regarding the fund industry and the regulatory requirements and environment applicable to the Fund. Mr. Morea's leadership roles have provided him with management and executive experience valuable to the Board in fulfilling its oversight responsibilities. Mr. Morea's independence from the Fund and the Advisor also qualifies him for service as a member of the Audit, Compensation and Nominating Committees.

Trustee	Experience, Qualifications and Skills
Independent Trustees:
John L. Harrington
The Board concluded that Mr. Harrington should serve as one of the Fund's Independent Trustees based upon, among other things, his many years of experience as a president, chief executive officer and director/trustee of various public and private companies and charitable trusts. Mr. Harrington's experience as the former president of Boston Trust Management Corp., an investment management company, as a former director of Fleet Bank, N.A. and as trustee of a various real estate investment trusts provides the Board with the benefit of his experience with the management practices of financial companies generally and particular expertise with respect to real estate investment trusts. Through his many executive and finance related positions, including but not limited to responsibilities he undertook during his long tenure in management of professional baseball, Mr. Harrington developed professional skills and expertise in management, accounting, finance and risk management. Mr. Harrington is also licensed as a Certified Public Accountant and was a former assistant professor of accounting at Boston College. Mr. Harrington's long-standing service on the Board also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Mr. Harrington's independence from the Fund and the Advisor also qualifies him to serve as a member of the Audit, Compensation and Nominating Committees.
Jeffrey P. Somers
The Board concluded that Mr. Somers should serve as one of the Fund's Independent Trustees because, among other things, he brings to the Board broad and diverse knowledge of the legal and compliance matters pertaining to investment companies as a result of his prior experience serving on the boards of registered investment companies, his work as a U.S. Securities and Exchange Commission staff attorney and more than 30 years of business law experience, including in general corporate governance and securities matters and securities laws compliance for investment advisers and broker-dealers. Mr. Somers's experience as a trustee of a real estate finance company and three real estate investment trusts allows him to provide the Board with added insight into the management practices of real estate focused investment vehicles and expertise with respect to real estate investment trusts. Mr. Somers's leadership roles as a managing member of two law firms has provided him with management and executive experience valuable to the Board in fulfilling its oversight responsibilities. Mr. Somers's past service on the Board also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Mr. Somers's independence from the Fund and the Advisor also qualifies him for service as a member of the Audit, Compensation and Nominating Committees.

 COMPENSATION OF TRUSTEES

        Interested Trustees of the Fund receive no compensation for services as a Trustee from the Fund. The following table sets forth the compensation of the Independent Trustees from the Fund for service to the Fund for the fiscal year ended December 31, 2018. As of December 31, 2018, the Fund is the only fund in the fund complex.

Name	Aggregate Compensation from Fund
John L. Harrington	$18,000
Joseph L. Morea*	$17,500
Jeffrey P. Somers	$18,500

*
Joseph L. Morea is a Trustee of the Fund and a nominee for election as Trustee of the Fund.

        Until changed by a vote of the Compensation Committee of the Board, the compensation payable to each Independent Trustee is as follows.

Timing and Description	Amount
At the first meeting of the Board following the Annual Meeting of shareholders, an annual retainer.	$8,500
At the first meeting of the Board following the Annual Meeting of shareholders, an annual retainer paid to the Audit Committee Chair.	$1,000
For each meeting of the Board or a Board committee which is attended, an attendance fee, per meeting, up to a maximum of $1,000 per meeting day.	$500

        The annual retainer fee for any new Independent Trustee is prorated for the initial year. In addition to the compensation paid to Independent Trustees, the Fund reimburses all Trustees for expenses incurred in connection with their duties as Trustees, including for approved attendance at continuing education programs.

COMMUNICATIONS WITH TRUSTEES

        Any shareholder of the Fund or other interested party of the Fund who desires to communicate with the Fund's Trustees, individually or as a group, should write to the party for whom the communication is intended, in care of the Secretary, RMR Funds, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or email secretary@rmrfunds.com. The communications will then be delivered to the appropriate persons.

BOARD LEADERSHIP STRUCTURE AND COMMITTEES

        The Fund's Board is comprised of both Independent Trustees and Managing Trustees, with a majority being Independent Trustees. The Independent Trustees are not involved in the day to day activities of the Fund, are not employees of the Advisor or any of its affiliated entities and are persons who qualify as independent under applicable Federal securities regulations, NYSE American rules and the Fund's Declaration of Trust and Bylaws. The Managing Trustees have been employees, officers or directors of the Advisor or involved in the day to day activities of the Fund for at least one year prior to their service as Managing Trustees. The Fund's Board is composed of three Independent Trustees and two Managing Trustees. The Fund's President and the Fund's Treasurer are not members of the Board, but each regularly attends Board meetings, as does the Fund's Chief Compliance Officer and Director of Internal Audit. Other officers of the Advisor also sometimes attend Board meetings at the invitation of the Board.

        The Audit, Compensation and Nominating Committees are comprised solely of Independent Trustees and an Independent Trustee serves as Chair of each such committee. These three standing committees have responsibilities related to leadership and governance, including among other things: (i) the Fund's Audit Committee reviews financial reports, oversees accounting and financial reporting processes, selects the Fund's independent accountants, determines the compensation paid to the independent accountants and assists the Fund's Board with its oversight of the internal audit function and compliance with legal and regulatory requirements; (ii) the Fund's Compensation Committee annually evaluates the performance of the Fund's Chief Compliance Officer and Director of Internal Audit and approves the compensation the Fund pays to him and the Fund's allocated costs for internal audit and compliance services provided by our Advisor and RMR LLC and approves compensation to be paid to the Fund's Independent Trustees; and (iii) the Fund's Nominating Committee considers nominees to serve on the Fund's Board and selects, or recommends that the Board select, nominees for election to the Board. The Chief Compliance Officer and Director of Internal Audit, with the assistance of Fund management, proposes the agenda for the committee meetings under the oversight and direction of the Chairs of the Audit, Compensation and Nominating Committees; but committee members, the Managing Trustees or management may also suggest agenda items to be considered by these committees.

        The Fund does not have a Chairman of the Board or a lead Independent Trustee. The President, any Managing Trustee or any two Trustees then in office may call a special meeting of the Trustees. The Managing Trustees, in consultation with the President, Treasurer and the Chief Compliance Officer and Director of Internal Audit, set the agenda for the Board meetings, and any Independent Trustee may place an item on an agenda by providing notice to a Managing Trustee, the President, the Treasurer or the Chief Compliance Officer and Director of Internal Audit. Discussions at Board meetings are led by the President, Managing Trustee or Independent Trustee who is most knowledgeable on a subject. The Fund's Board is small, which facilitates informal discussions and communication from management to the Board and among Trustees. The Independent Trustees meet to consider the business of the Fund without the attendance of the Fund's Managing Trustees or officers, and they meet separately with the Fund's officers, with its Chief Compliance Officer and Director of Internal Audit and with the Fund's independent accountants. In such meetings of the Independent Trustees, the Chair of the Audit Committee presides unless the Independent Trustees determine otherwise.

        The Fund's Board seeks to combine appropriate leadership with the ability to conduct business efficiently and with appropriate care and attention given the specific characteristics and circumstances of the Fund. In particular, the Board is small—comprised of only five members—and the Board believes that this structure facilitates informal discussions and communication from management to the Board and among Trustees. Additionally, the Fund is relatively focused in its investment approach and business, and relatively small in terms of assets under management, and the Board believes that this structure allows it to provide oversight of and be involved in the critical aspects of the Fund's management on an ongoing and cost efficient basis.

        The Fund's Board oversees risk as part of its general oversight of the Fund, and oversight of risk is addressed as part of various Board and Board committee activities and through regular and special Board and Board committee meetings. The actual day to day business of the Fund is conducted by the Advisor, and the Advisor implements risk management in its activities. In discharging their oversight responsibilities, the Fund's Board and Board committees regularly review a wide range of reports provided to them by the Advisor and other service providers, including reports on market and industry conditions, operating and compliance reports, financial reports, reports on risk management activities, liquidity analyses, valuation, and regulatory and legislative updates that may impact the Fund, legal proceedings updates and reports on other business related matters, and the Trustees discuss such matters among themselves and with representatives of the Advisor, counsel and the Fund's independent accountants. The Fund's Audit Committee performs a lead role in helping the Board fulfill its responsibilities for oversight of the financial reporting, internal audit function, risk management and the compliance with legal and regulatory requirements. The Fund's Board and Audit Committee review periodic reports from an independent registered public accounting firm regarding potential risks, including risks related to the Fund's internal controls. The Board considers risks relating to cybersecurity and receives reports from management regarding cybersecurity risks and the ways these risks are being addressed. The Fund's Audit Committee also annually reviews, approves and oversees an internal audit plan developed by the Fund's Chief Compliance Officer and Director of Internal Audit with the goal of helping the Fund systematically evaluate the effectiveness of its risk management, control and governance processes, and periodically meets with the Chief Compliance Officer and Director of Internal Audit to review the results of its internal audits, and refers or recommends to the Board actions or changes it determines appropriate to enhance or improve the effectiveness of its risk management. The Fund's Compensation Committee also evaluates the performance of the Chief Compliance Officer and Director of Internal Audit.

        While a number of risk management functions are performed, it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate all risks and their possible consequences, and the processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for the Fund to bear certain risks to achieve its objectives. As a result of the foregoing and other factors, the Fund's ability to manage risk is subject to substantial limitations.

        As discussed above, the Fund has an Audit Committee, a Compensation Committee and a Nominating Committee. The Board has adopted charters for each of these committees. Copies of the respective charters of the Audit Committee, Compensation Committee and Nominating Committee are available on the Fund's website at www.rmrfunds.com. Each of these Board committees is composed of Messrs. Harrington, Morea and Somers, the Independent Trustees, who are independent under the criteria set forth in the Fund's Declaration of Trust, Bylaws, applicable corporate governance standards for companies listed on the NYSE American and applicable Federal securities laws and regulations.

        The primary function of the Audit Committee is to assist the Board's oversight of matters relating to: the integrity of financial statements; legal and regulatory compliance; the qualifications, independence, performance and fees of independent accountants; accounting, financial reporting and internal control processes; and the appointment and duties of the Director of Internal Audit. Messrs. Harrington, Morea and Somers each serve simultaneously on the audit committees of more than three public companies; however, the Board has determined that such simultaneous service does not impair the ability of Messrs. Harrington, Morea and Somers to effectively serve on the Fund's Audit Committee. The Audit Committee is responsible for the selection of independent accountants. The Board has determined that Mr. Morea is "independent" as defined by applicable laws and regulations governing registered investment companies and the rules of the NYSE American and, based upon his education and experience, possesses the requisite qualifications for designation, and has so designated him, as the Fund's audit committee financial expert. During 2018, the Audit Committee of the Fund held five meetings. Mr. Somers serves as Chair of the Audit Committee.

        The primary function of the Compensation Committee is to determine and review the fees paid by the Fund to Independent Trustees and to assess the performance of, and to recommend to the Fund's Board the compensation payable to, the Chief Compliance Officer and Director of Internal Audit of the Fund. During 2018, the Compensation Committee of the Fund held two meetings. Mr. Harrington serves as Chair of the Compensation Committee.

        The primary function of the Fund's Nominating Committee is to (i) identify individuals qualified to become Independent Trustees and to select Independent Trustee nominees for each annual meeting of the Fund's shareholders or when vacancies occur and (ii) consider recommendations by the Fund's shareholders of nominees for election to the Board. The Fund's Nominating Committee may also generally consider the qualifications of Managing Trustee nominees for each annual meeting of the Fund's shareholders and recommend to the Board whether the Board should nominate such persons for election by the Fund's shareholders. During 2018, the Nominating Committee of the Fund held three meetings. Mr. Morea serves as Chair of the Nominating Committee.

SHAREHOLDER NOMINATIONS AND PROPOSALS

        The Fund's Declaration of Trust and Bylaws require compliance with certain procedures for a Fund shareholder to properly make a nomination for election to the Board or to propose other business for the Fund. In order for a shareholder to properly propose a nominee for election to the Board or propose business outside of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the shareholder must comply, in all respects, with the advance notice and other provisions set forth in the Fund's Bylaws, which currently include, among other things, requirements as to the shareholder's timely delivery of advance notice, ownership of at least a specified minimum amount of the Fund's common or preferred shares, as applicable, for a specified minimum period of time, record ownership and submission of specified information. If a shareholder who is eligible to do so under the Fund's Bylaws wishes to nominate a person or persons for election to the Board or propose other business for the Fund, that shareholder must provide a written notice to the Fund's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. The notice must set forth detailed specified information about any proposed nominee, the shareholder making the nomination and affiliates and associates of that shareholder. As to any other business that the shareholder proposes to bring before the meeting, the Fund's Bylaws provide that the notice must set forth a description of such business, the reasons for proposing such business at the meeting and any material interest in such business of the shareholder, a description of all agreements, arrangements and understandings involving the shareholder in connection with the proposal of such business and a representation that the shareholder intends to appear in person or by proxy at the meeting to bring the business before the meeting.

        To be timely, the notice must be delivered to the Fund's Secretary at the principle executive offices of the Fund not later than 5:00 p.m. (Eastern time) on the 120th day nor earlier than the 150th day prior to the first anniversary of the date of the proxy statement for the preceding year's annual meeting. If the annual meeting is called for a date that is more than 30 days earlier or later than the first anniversary of the date for the preceding year's annual meeting, notice by the shareholder, to be timely, must be so delivered not later than 5:00 p.m. (Eastern time) on the 10th day following the earlier of the day on which (i) notice of the date of the annual meeting is mailed or otherwise made available or (ii) public announcement of the date of such meeting is first made by the Fund. Neither the postponement or adjournment of an annual meeting, nor the public announcement of such postponement or adjournment, commences a new time period for the giving of a shareholder's notice as described above. Except as otherwise set forth in the Fund's Bylaws, no shareholder may give a notice to nominate or propose other business, and no such notice shall be effective, unless such shareholder holds a certificate for all shares owned by such shareholder during all times described above and in the Fund's Bylaws, and a copy of each such certificate held by such shareholder at the time of giving such notice accompanies such shareholder's notice.

        The foregoing description of the procedures for a Fund shareholder properly to make a nomination for election to the Board or to propose other business for the Fund outside of Rule 14a-8 under the Exchange Act is only a summary and is not complete. Copies of the Fund's Declaration of Trust and Bylaws, including the provisions which concern the requirements for shareholder nominations and proposals, and the provisions which concern the eligibility of a shareholder to make a nomination or proposal of other business, are available on the EDGAR Database on the SEC's website at www.sec.gov. The Fund will also furnish, without charge, a copy of its Declaration of Trust and Bylaws to a shareholder upon request, which may be requested by writing to the Fund's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. Any shareholder of the Fund considering making a nomination or other proposal should carefully review and comply with these provisions of the Fund's Bylaws.

        Shareholder proposals intended to be presented pursuant to Rule 14a-8 under the Exchange Act at the Fund's 2020 annual meeting of shareholders must be received at the Fund's principal executive offices on or before October 28, 2019 in order to be considered for inclusion in the Fund's proxy statement for its 2020 annual meeting of shareholders, provided that if the Fund holds its 2020 annual meeting on a date that is more than 30 days before or after April 24, 2020, shareholders must submit proposals for inclusion in the Fund's 2020 proxy statement within a reasonable time before the Fund begins to print and send proxy materials. Under Rule 14a-8, the Fund is not required to include shareholder proposals in the proxy materials unless conditions specified in the rule are met. The Fund's Bylaws require that shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act must be submitted, in accordance with the requirements of the Fund's Bylaws, not later than 5:00 p.m. (Eastern time) on October 28, 2019 (which is also the date, after which, shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would be considered "untimely" within the meaning of Rule 14a-4(c) under the Exchange Act) and not earlier than September 28, 2019; provided that if the Fund's 2020 annual meeting is called for a date that is more than 30 days earlier or later than April 24, 2020, then a shareholder's notice must be so delivered not later than 5:00 p.m. Eastern time on the 10th day following the earlier of the day on which (1) notice of the date of the Fund's 2020 annual meeting is mailed or otherwise made available or (2) public announcement of the date of the Fund's 2020 annual meeting is first made by the Fund.

SELECTION OF CANDIDATES FOR TRUSTEES

        The Nominating Committee of the Fund selects, or recommends that the Board select, Trustees to be elected by the Fund's shareholders. The Nominating Committee of the Fund also selects, or recommends that the Board select, Trustees to fill vacancies which may occur from time to time.

        In considering candidates to serve as Trustees, the Nominating Committee seeks individuals who have qualities, such as desired experience, diversity, mix of skills, attributes and other criteria and qualities for Board membership, which the committee believes may be effective in serving the Fund's long term best interests. Among the characteristics which the Nominating Committee considers are the following: the quality of the candidate's past services to the Fund, if any; the business and personal experience of the candidate and their relevance to the Fund's business; the reputation of the candidate for integrity; the reputation of the candidate for intelligence, sound judgment and the ability to understand complex financial issues and to make meaningful inquiries; the willingness and ability of the candidate to devote sufficient time to Board business; the familiarity of the candidate with the responsibilities of service on the Board of a publicly traded company; whether the candidate would be an Independent Trustee if elected as a Trustee; and other matters that the Nominating Committee deems appropriate. In seeking candidates for Trustee who have not previously served as a Trustee of the Fund, among other possible sources, the Nominating Committee may use the business, professional and personal contacts of its members, it may accept recommendations from other Trustees, and, if it considers it appropriate, it may engage a professional search firm. In 2018, the Fund did not pay any third party to identify or to assist in the evaluation of any candidate for election to the Board.

        Another purpose of the Fund's Nominating Committee is to consider candidates for election as Trustees who are recommended by shareholders. To be considered by the Fund's Nominating Committee, a shareholder recommendation for a nominee must be made by such shareholder's written notice to the Chair of the Nominating Committee and the Secretary of the Fund, which notice should contain or be accompanied by the information and documents with respect to the recommended nominee and recommending shareholder that the recommending shareholder believes to be relevant or helpful to the Nominating Committee's deliberations. The Fund's Nominating Committee may request additional information about the shareholder recommended nominee or about the shareholder recommending the nominee. Any nominee recommended by a shareholder will be considered by the Nominating Committee in its discretion using the same criteria as other candidates considered by it.

        The preceding paragraph applies only to shareholder recommendations for nominees to the Fund's Nominating Committee. A shareholder nomination must be made in accordance with the provisions of the Fund's Bylaws, including the procedures discussed above, and applicable state and federal laws.

OFFICERS OF THE FUND

        The table below lists the officers of the Fund who are not Trustees, their year of birth, their term in office and their principal occupations during the last five years. The President, the Treasurer and the Secretary of the Fund are elected annually by the Board. The Director of Internal Audit is appointed by the Audit Committee at any time. Other officers of the Fund may be elected or appointed by the Board at any time. Unless otherwise indicated, the principal business address of each officer of the Fund is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. No officer is compensated by the Fund with the exception of the Fund's Chief Compliance Officer and Director of

Internal Audit, and the Fund does not compensate that officer in excess of $60,000 per year. As of December 31, 2018, the Fund is the only fund in the fund complex.

Name and Year of Birth	Position held with the Fund and length of time served[5]	Other principal occupations in the past 5 years	Number of portfolios in fund complex for which position is held
Fernando Diaz (1968)	President (serves at the discretion of the Board); Senior Portfolio Manager of the Fund; since 2015	Vice President and Portfolio Manager of the Fund from 2007 to 2015; Vice President of the Advisor since 2007; Senior REIT Analyst and Assistant Portfolio Manager, State Street Global Advisors/The Tuckerman Group from 2001 to 2006; and Senior REIT Analyst and Assistant Portfolio Manager, GID Securities, LLC from 2006 to 2007.	1
Brian E. Donley (1974)	Chief Financial Officer, Treasurer and Assistant Secretary (serves at the discretion of the Board); since 2019	Vice President of RMR LLC since 2018; Chief Financial Officer and Treasurer of Hospitality Properties Trust since 2019; Senior Director of Portfolio Accounting of RMR LLC from 2014 to 2018; Assistant Vice President and Controller of RMR LLC from 2007 to 2014.	1
Vern D. Larkin (1970)	Chief Compliance Officer (serves at the discretion of the Board) and Director of Internal Audit (serves at the discretion of the Audit Committee); since 2012
		Chief Compliance Officer of the Advisor since 2012 and Director of Internal Audit since 2017; Chief Compliance Officer and Director of Internal Audit of Tremont Realty Advisors LLC since 2016; Director of Internal Audit of RMR LLC since 2016; Director of Internal Audit of The RMR Group Inc. since 2015; Director of Internal Audit of Hospitality Properties Trust, Office Properties Income Trust (formerly Government Properties Income Trust), Senior Housing Properties Trust, Five Star Senior Living Inc. and TravelCenters of America LLC since 2012; Director of Internal Audit of Select Income REIT from 2012 to 2018; Director of Internal Audit of Tremont Mortgage Trust since 2017; Director of Internal Audit of Industrial Logistics Properties Trust since 2018; Vice President, General Counsel and Secretary of Five Star Senior Living Inc. from 2011 to 2012; Senior Vice President of RMR LLC from 2011 to 2012; attorney at Skadden, Arps, Slate, Meagher & Flom LLP from 1998 to 2011; and Director of Internal Audit of Equity Commonwealth (formerly CommonWealth REIT) from 2012 to 2014.	1

5
Includes the length of time served in positions with the Fund's predecessor funds.

 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

        The following table sets forth, for each Trustee, the aggregate dollar range of the Fund's equity securities beneficially owned as of December 31, 2018 unless otherwise noted. The Fund is not part of a "family of investment companies" as that term is defined in the 1940 Act. The information as to beneficial ownership is based on statements furnished to the Fund by such Trustees.

Name	Dollar range of equity securities in the Fund[6]
Interested Trustees
Adam D. Portnoy	over $100,000*
Jennifer B. Clark**	$10,001 - $50,000
Independent Trustees
John L. Harrington	over $100,000
Joseph L. Morea**	$10,001 - $50,000
Jeffrey P. Somers	$10,001 - $50,000

*
Includes certain equity securities of the Fund directly owned by ABP Trust that may be deemed to be beneficially owned by Adam Portnoy as a result of his control, as the sole trustee and controlling shareholder, of ABP Trust. Adam Portnoy disclaims beneficial ownership of equity securities of the Fund directly owned by ABP Trust except to the extent he may have a pecuniary interest therein.

**
Joseph L. Morea and Jennifer B. Clark are Trustees of the Fund and nominees for election as Trustees of the Fund.

        The Advisor is a wholly owned subsidiary of RMR LLC, an alternative asset management company which provides management services to publicly traded REITs and real estate operating companies. RMR LLC is a majority owned subsidiary of The RMR Group Inc., a publicly traded holding company that conducts substantially all of its business through RMR LLC or its subsidiaries. Adam Portnoy currently controls The RMR Group Inc. through his control, as the sole trustee and controlling shareholder, of ABP Trust, which is the controlling shareholder of The RMR Group Inc. The following table sets forth for each Independent Trustee of the Fund information regarding securities beneficially owned by them of those companies that RMR LLC or its subsidiaries provides management services to.

Name	Company	Title of Class	Value of Securities†	Percent of Class
John L. Harrington	Hospitality Properties Trust	Common	$830,070	*
John L. Harrington	Office Properties Income Trust	Common	$611430	*
John L. Harrington	Senior Housing Properties Trust	Common	$386,760	*
John L. Harrington	Tremont Mortgage Trust	Common	$40,725	*
Joseph L. Morea	TravelCenters of America LLC	Common	$101,520	*
Joseph L. Morea	Tremont Mortgage Trust	Common	$22,035	*
Jeffrey P. Somers	Industrial Logistics Properties Trust	Common	$172,958	*
Jeffrey P. Somers	Office Properties Income Trust	Common	$305,358	*
Jeffrey P. Somers	Senior Housing Properties Trust	Common	$298,860	*
Jeffrey P. Somers	Tremont Mortgage Trust	Common	$40,725	*

†
As of December 31, 2018.

*
Less than 1%.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        Unless otherwise indicated, the information set forth below is as of December 31, 2018. To the Fund's knowledge, no person beneficially owned more than 5% of the Fund's outstanding common or preferred shares, except as set forth below. To the Fund's knowledge, none of its officers or Trustees owned 1% or more of the outstanding common shares of the Fund, except as set forth below. To the Fund's knowledge, none of its officers or Trustees owned any of its preferred shares. Collectively, to the Fund's knowledge, the officers and Trustees of the Fund beneficially own, as a group, in the aggregate, 238,302 common shares (not including any fractional shares which may be beneficially owned by an officer or Trustee) of the Fund, representing approximately 2.34% of the Fund's outstanding common shares. Unless otherwise indicated below, to the Fund's knowledge, each owner named below has sole voting and dispositive power for all shares shown to be beneficially owned by that person. Share amounts listed below do not include fractional share amounts.

Title of Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Share Class	See Note
Common Shares	Diane Portnoy (Executrix of the Estate of Barry M. Portnoy)	882,407	8.65%	(1)(2)(3)
Common Shares	Raymond James & Associates, Inc.	850,231	8.33%	(3)
Common Shares	Adam D. Portnoy	223,863	2.19%	(1)(4)
Common Shares	John L. Harrington	9,230	*	(1)
Common Shares	Fernando Diaz	1,848	*	(1)
Common Shares	Jeffrey P. Somers	1,441	*	(1)
Common Shares	Jennifer B. Clark	1,167	*	(1)
Common Shares	Joseph L. Morea	753	*	(1)
Common Shares	Brian E. Donley	0	*	(1)
Preferred Shares	Royal Bank of Canada	362	54.27%	(5)

*
Less than 1%

(1)
The address of Mrs. Diane Portnoy is 442 Main Street, Malden, MA 02148. The address of each of Messrs. Portnoy, Harrington, Diaz, Somers, Morea and Donley and Ms. Clark is Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458. Messrs. Portnoy, Harrington, Somers and Morea and Ms. Clark are Trustees of the Fund. Mr. Diaz is the President and Senior Portfolio Manager of the Fund. Mr. Donley is the Chief Financial Officer and Treasurer of the Fund.

(2)
Share amounts listed as beneficially owned by Mrs. Portnoy do not include fractional share amounts.

(3)
Information based on Schedule 13G filings through February 15, 2019.

(4)
Includes 162,460 common shares owned directly by Adam Portnoy and an additional 61,403 common shares directly owned by ABP Trust. ABP Trust is the direct record and beneficial owner of 61,403 common shares. Adam Portnoy, in his capacity as the sole trustee and controlling shareholder of ABP Trust, may also be deemed to beneficially own (and have shared voting and dispositive power over) the common shares beneficially owned by ABP Trust. Share amounts listed as beneficially owned by Adam Portnoy do not include fractional share amounts.

(5)
Information based on Schedule 13G/A filings through February 15, 2019. According to Schedule 13G/A filings, the Royal Bank of Canada and RBC Capital Markets, LLC share dispositive and voting power over 2 shares of the Fund's Series M Preferred Shares (3.1% of Series M), 335 shares of the Fund's Series T Preferred Shares (76.5% of Series T), 15 shares of the Fund's Series W Preferred Shares (31.9% of Series W), 1 shares of the Fund's Series Th

  Preferred Shares (1.1% of Series Th) and 9 shares of the Fund's Series F Preferred Shares (33.3% of Series F) as of January 31, 2018. The address of the Royal Bank of Canada is 200 Bay Street, Toronto, Ontario M5J 2J5, Canada.

        The Declaration of Trust and Bylaws of the Fund generally provide that no person or group of persons, other than an excepted person or group (as approved by the Fund's Board or as stated in the Fund's Declaration of Trust or Bylaws), may beneficially own in excess of 9.8% of (i) any class or series of shares of the Fund, or (ii) the aggregate of all the outstanding classes and series of shares of the Fund. The Fund's Board intends to strictly enforce these provisions of the Fund's Declaration of Trust and Bylaws by utilizing, when necessary, the remedies available in the Fund's Declaration of Trust and Bylaws for violations of these provisions of the Fund's Declaration of Trust and Bylaws, although in certain instances it may grant exceptions to this ownership limitation in accordance with the provisions of the Fund's Declaration of Trust and Bylaws when it determines that doing so would be in the best interests of the Fund and its shareholders. The Fund has granted Royal Bank of Canada and its affiliates limited exceptions to the ownership limitation with respect to their beneficial ownership of common or preferred shares (as applicable) of the Fund. For more information about these ownership limitations, please refer to the full text of the Fund's Declaration of Trust and Bylaws, which are available by accessing the Fund's filings with the SEC on the SEC's website (www.sec.gov) or by contacting our Investor Relations Group at (866) 790-8165.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the 1934 Act requires that fund trustees, executive officers, and persons who own more than 10% of a registered class of a fund's equity securities, as well as a fund's investment adviser and certain of their officers and directors, file reports of ownership and changes in ownership of securities of the fund with the SEC and NYSE American. A fund's executive officers, trustees, and greater than 10% shareholders, as well as a fund's investment adviser and certain of their officers and directors, are required to furnish the fund with copies of all forms they file pursuant to Section 16(a). Based solely on a review of copies of these reports furnished to the Fund pursuant to Rule 16a-3(e) under the 1934 Act, or written representations that no such reports were required, the Fund believes that during 2018 all such filing requirements applicable to its executive officers, Trustees, and greater than 10% shareholders, as well as to the Advisor, and its officers and directors, were timely met.

OTHER INFORMATION ABOUT THE FUND,
THE FUND'S ADVISOR AND THE FUND'S ADMINISTRATOR

General Information

        The Advisor, located at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, serves as the investment adviser, manager and administrator for the Fund. The Advisor was founded in 2002 and is a wholly owned subsidiary of RMR LLC. RMR LLC is a majority owned subsidiary of The RMR Group Inc. Adam Portnoy, a Trustee of the Fund, controls The RMR Group Inc. through his control, as the sole trustee and controlling shareholder, of ABP Trust which is the controlling shareholder of The RMR Group Inc. State Street Bank and Trust Company ("State Street"), located at One Lincoln Street, Boston, Massachusetts 02111, is the Fund's sub-administrator.

        On April 25, 2018, the Board and the Independent Trustees approved a new investment advisory agreement (the "Advisory Agreement") with the Advisor on substantially the same terms and conditions as the Fund's previously effective investment advisory agreement. The Fund's shareholders approved the Advisory Agreement on September 7, 2018. These approvals were necessary due to the death of a control person of the Advisor. The Advisory Agreement will be in effect for two years from the date of its approval by the Fund's shareholders, and will continue in effect from year to year thereafter as long as such continuation is approved in the manner prescribed by the 1940 Act.

        Under the terms of the Advisory Agreement, the Advisor provides the Fund with an investment program, makes day to day investment decisions for the Fund and manages the Fund's business affairs in accordance with the Fund's investment objectives and policies, subject to the general supervision of the Board. The Advisor also provides persons satisfactory to the Board to serve as the Fund's officers. The Fund's officers, as well as its other employees and Trustees may be directors, trustees, officers or employees of the Advisor and its affiliates, including RMR LLC and The RMR Group Inc. Generally, the Advisory Agreement may be terminated by a majority of the Fund's Trustees or by proper vote of the Fund's shareholders, at any time upon sixty days' notice and payment of compensation earned prior to such termination. The Advisory Agreement terminates automatically on its assignment (as that term is defined in the 1940 Act). Since the closing of the Fund's merger with Old RMR Real Estate Income Fund (Old RIF), Adam Portnoy and Fernando Diaz, portfolio managers of Old RIF, have served as the Fund's portfolio managers. The portfolio managers generally function as a team. Adam Portnoy provides strategic guidance, while Fernando Diaz is in charge of substantially all of the day to day operations, research and trading functions.

Fee Information

        The Advisory Agreement calls for fees to be paid to the Advisor equal to an annual rate of 0.85% of the Fund's average daily managed assets. As of December 31, 2018, the managed assets of the Fund were approximately $303,173,881. The Fund's managed assets are equal to the net asset value of the Fund's common shares plus the liquidation preference of the Fund's preferred shares and the principal amount of the Fund's outstanding borrowings. During 2018, advisory fees were $2,767,142 for the Fund. Neither the Advisor nor any of its affiliated companies receive compensation from the Fund other than pursuant to the advisory fees described herein and the Fund's administration agreement, which was most recently considered and re-approved by the Fund's Board at a meeting on December 6, 2018, except the Fund reimbursed the Advisor allocated internal audit and compliance costs as described below. The Fund is the Advisor's only client.

        For 2018, amounts paid or payable to the Advisor under the administration agreement were limited to (i) reimbursement of the fees charged to the Advisor for the Fund by State Street, which totaled $94,916; and (ii) reimbursement payments to the Advisor by the Fund for compliance and internal audit services for the Fund, which totaled $126,511 and were authorized by the Fund's Compensation Committee and the Board, and separately the Independent Trustees.

        In addition to the fee paid to the Advisor, the Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of the Fund's Independent Trustees, compensation of the Fund's custodian, transfer agency and distribution expenses, rating agency fees, legal fees, costs of independent auditors, allocated compliance and internal audit costs, expenses of repurchasing shares, expenses in connection with any borrowings or other capital raising activities, expenses of being listed on a stock exchange, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, membership in investment company organizations, expenses to maintain and administer the Fund's dividend reinvestment plan and taxes, if any.

 DIRECTORS AND OFFICERS OF THE ADVISOR

        Information as of the date of this proxy statement relating to the directors and officers of the Advisor is set forth below. Officers of the Advisor are elected and appointed by its board of directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table lists the directors and officers of the Advisor.

Name (Year of Birth)	Position	Date position was acquired
Adam D. Portnoy (1970)	Director	May 2007
Jennifer B. Clark (1961)	Director, President, Chief Executive Officer and Secretary	January 2019 (President, Chief Executive Officer), September 2015 (Director), July 2002 (Secretary or Clerk)
Matthew P. Jordan (1975)	Director, Executive Vice President, Chief Financial Officer and Treasurer	January 2019 (Director), October 2017 (Executive Vice President, Chief Financial Officer and Treasurer)
Fernando Diaz (1968)	Vice President	May 2007
Vern D. Larkin (1970)	Chief Compliance Officer and Director of Internal Audit	October 2017 (Director of Internal Audit), March 2012 (Chief Compliance Officer)

        Adam D. Portnoy is a Trustee of the Fund, Jennifer Clark is both a Trustee and an officer of the Fund and Fernando Diaz and Vern Larkin are officers of the Fund.

 AUDIT COMMITTEE REPORT

        The Audit Committee of the Fund oversees the Fund's financial reporting process. The Audit Committee has: (1) reviewed and discussed with management the Fund's 2018 audited financial statements for the fiscal year ended December 31, 2018; (2) discussed with RSM US LLP, the Fund's independent auditor, the matters required to be discussed under PCAOB Auditing Standard No. 1301; (3) received the written disclosures or the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and discussed with the independent accountant the independent accountant's independence; and (4) considered whether the provision of non-audit services by the auditors is compatible with maintaining their independence and concluded that it is compatible at this time. At the Audit Committee's meeting on February 22, 2019, and based on the foregoing review and discussions, the Audit Committee recommended to the Board that the Fund's audited financial statements be included in the Fund's 2018 annual report to shareholders and filed with the SEC.

AUDIT COMMITTEE of RMR Real Estate Income Fund
Jeffrey P. Somers, Chair John L. Harrington Joseph L. Morea

 INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

        RSM US LLP ("RSM") served as the Fund's independent registered public accountant for 2018. The Audit Committee and the Board, at their respective meetings on December 6, 2018, considered and appointed RSM as the Fund's independent registered public accountant for 2019. A representative of RSM is expected to be present at the Annual Meeting, with the opportunity to make a statement if he or she desires to do so. This representative will be available to respond to appropriate questions from shareholders who are present at the Annual Meeting.

        Ernst & Young LLP ("Ernst & Young") served as the Fund's independent registered public accountant for 2017. Effective April 12, 2018, the Board, including a majority of the Independent Trustees, upon recommendation and approval of the Audit Committee, appointed RSM to serve as the Fund's independent registered public accounting firm for the fiscal year ending December 31, 2018. RSM replaced Ernst & Young in this role. Ernst & Young did not resign and did not decline to stand for re-election. The Fund knows of no direct financial or material indirect financial interest of RSM in the Fund.

        Ernst & Young's report on the financial statements of the Fund for the fiscal year ended December 31, 2017 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principle.

        During the fiscal year ended December 31, 2017, and the subsequent interim period through April 12, 2018, there were no "disagreements" (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the subject matter of the disagreements in connection with their reports on the Fund's financial statements.

        During the fiscal year ended December 31, 2017, and the subsequent interim period through April 12, 2018, there were no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K).

        The Fund provided Ernst & Young with a copy of the foregoing disclosure in accordance with the requirements of Instruction 2 to Item 304 of Regulation S-K. Ernst & Young did not indicate that it believed the foregoing disclosure was incorrect or incomplete.

        During the fiscal year ended December 31, 2017, and the subsequent interim period prior to engaging RSM, neither the Fund, nor anyone on its behalf, consulted with RSM with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might have been rendered on the Fund's financial statements, and no written report or oral advice was provided that RSM concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a "reportable event" (as defined in Item 304(a)(1)(v) of Regulation S-K).

        The fees for services provided by RSM for the Fund for the fiscal year ended December 31, 2018 were as follows:

Audit fees	$40,000
Audit related fees	—
Tax fees(1)	$8,750

Subtotal	$48,750
All other fees	—

RSM total fees	$48,750

(1)
All Tax fees consist solely of fees relating to services provided for tax compliance and/or tax preparation and none of such fees relate to tax advice, tax planning or tax consulting.

        The fees for services provided by Ernst & Young for the Fund for the fiscal year ended December 31, 2017 were as follows:

Audit fees(1)	$85,917
Audit related fees	—
Tax fees(2)	12,638

Subtotal	$98,555
All other fees	—

Ernst & Young total fees	$98,555

(1)
Audit fees for 2017 include fees of $27,000 for services in connection with the Fund's rights offering that was completed in September 2017. Those fees were paid or reimbursed by the Advisor.

(2)
All Tax fees consist solely of fees relating to services provided for tax compliance and/or tax preparation and none of such fees relate to tax advice, tax planning or tax consulting.

        The Fund's Audit Committee has established policies and procedures which are intended to control the services provided and charges by its independent registered public accountants and to monitor their continuing independence. Under these policies, no services may be undertaken by the Fund's independent registered public accountant unless the engagement is specifically pre-approved by the Audit Committee or the services are included within a category which has been generally approved by the Audit Committee. The maximum charge for services is established by the Audit Committee when the specific engagement or the category of services is pre-approved or approved. In certain circumstances, the Advisor is required to notify the Audit Committee when pre-approved services are undertaken and the committee or its chair may approve amendments or modifications to the engagement or the maximum fees. The Director of Internal Audit of the Fund is responsible to report to the Audit Committee regarding compliance with these policies.

        The Audit Committee will not approve engagements of the Fund's independent registered public accountant to perform non-audit services if doing so will cause the independent registered public accountant to cease to be independent within the meaning of applicable SEC or NYSE American rules. In other circumstances, the Audit Committee considers, among other things, whether the Fund's independent registered public accountant is able to provide the required services in a more or less effective and efficient manner than other available service providers.

        There were no non-audit fees billed by RSM or Ernst & Young for services rendered to the Advisor or any entity controlling, controlled by or under common control with the Advisor that provided ongoing services to the Fund in 2017 or 2018.

        All services in 2018 and 2017 for which the Fund engaged its independent registered public accountants were approved by the Audit Committee. The only non-audit services provided by RSM and Ernst & Young to the Fund were for tax services (in 2018 and 2017 respectively). The tax services involved reviewing the Fund's tax reporting and tax compliance procedures. The Audit Committee of the Fund determined that the non-audit services provided by RSM and Ernst & Young were compatible with the rules on auditor independence promulgated by the SEC and the audit and non-audit services policies and procedures of the Fund. When considering the engagement of the Fund's independent registered public accountants, the Audit Committee considered the working relationship of the Fund with such accountants, determined the fees for audit and non-audit services to be appropriate and approved the engagement of such accountants to provide the audit and non-audit services. The total fees for audit and non-audit services provided by RSM and Ernst & Young in 2018 and 2017, respectively, are set forth above.

SOLICITATION OF PROXIES

        The Fund will bear all expenses incurred in connection with the solicitation of proxies. The Fund will request banks, brokers and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund and obtain their voting instructions. The Fund will reimburse those firms for their expenses.

        The Fund's Trustees and officers, and the directors, officers and other employees of the Advisor may solicit proxies by personal interview, telephone, facsimile, email or otherwise. They will not be paid any additional compensation for such solicitation.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

        Some banks, brokers and other record holders may participate in the practice of "householding" proxy statements and annual reports. This means that, unless shareholders give contrary instructions, only one copy of this proxy statement or the Fund's annual report may be sent to multiple shareholders of the same Fund in each household. The Advisor will promptly deliver a separate copy of either document to you, if you call or write to the Advisor at the following address or telephone number: RMR Advisors LLC, Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458, telephone (617) 332-9530 or toll free (866) 790-8165. If you want to receive separate copies of a proxy statement or annual report in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other record holder, or you may contact the Advisor at the above address or telephone number.

 OTHER MATTERS

        At this time, the Fund's Board knows of no other matter which will be brought before the Annual Meeting. However, if other matters properly come before the Annual Meeting or any postponement or adjournment thereof and if discretionary authority to vote with respect thereto has been conferred by the applicable enclosed proxy, the persons named in the proxy will vote the proxy in accordance with their discretion on those matters.

By order of the Board,
JENNIFER B. CLARK Secretary RMR Real Estate Income Fund

Newton, Massachusetts
February 25, 2019

IMPORTANT

        If your shares are held in your own name, please complete a proxy over the internet or by telephone in the manner provided on the website indicated in the Notice of Internet Availability that you received in the mail; you may also request, complete and return a proxy card today. If your shares are held in "street name," you should provide instructions to your broker, bank, nominee or the other institution holding your shares on how to vote your shares. You may provide instructions to your broker, bank, nominee or other institution over the internet or by telephone if your broker, bank, nominee or other institution offers these options, or you may return a proxy card or voting instruction form to your broker, bank, nominee or other institution and contact the person responsible for your account to ensure that a proxy is voted on your behalf.

To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E55009-P16173 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY RMR Real Estate Income Fund (Preferred Shares) The Board of Trustees recommends you vote FOR proposals 1 and 2: 1. To elect one Class III Trustee to our Board (Preferred Shareholders, voting as a separate class): Nominee: 1a. Jennifer B. Clark 3. In their discretion, the proxy holders are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the Annual Meeting or at any adjournments, postponements or delays thereof. For Against Abstain ! ! ! 2. To elect one Class III Trustee to our Board (Common Shareholders and Preferred Shareholders, voting together as a single class): Nominee: 2a. Joseph L. Morea ! ! ! THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" THE NOMINEE FOR TRUSTEE IN PROPOSALS 1 & 2. IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR AT ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF. THE VALIDITY OF THIS PROXY IS GOVERNED BY THE LAWS OF THE STATE OF MARYLAND. THIS PROXY DOES NOT REVOKE ANY PRIOR POWERS OF ATTORNEY GIVEN BY THE UNDERSIGNED EXCEPT AS IT RELATES TO A PRIOR PROXY CONCERNING THIS ANNUAL MEETING. Please be sure to sign and date this Proxy. NOTE: Please sign exactly as your name(s) appears(s) on the proxy. If held in joint tenancy, all persons should sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. If a corporation, please sign in full corporate name by authorized officer indicating title. If a partnership, please sign in partnership name by authorized person indicating title. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Annual Report are available at www.proxyvote.com. E55010-P16173 Proxy RMR Real Estate Income Fund For the Annual Meeting of Shareholders To be Held on Wednesday, April 24, 2019 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF RMR REAL ESTATE INCOME FUND The undersigned shareholder of RMR Real Estate Income Fund (the "Fund"), a Maryland statutory trust, hereby appoints Adam D. Portnoy, Jennifer B. Clark and Brian E. Donley, and each of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund to be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on Wednesday, April 24, 2019, at 9:30 a.m. (Eastern time) (the "Annual Meeting"), and any adjournments, postponements or delays thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and of the accompanying proxy statement, each of which is incorporated herein by reference, as well as the Notice Regarding Internet Availability of Proxy Materials, and revokes any proxy heretofore given with respect to the Annual Meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSALS, THE VOTE ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE FUND'S NOMINEE FOR TRUSTEE IN PROPOSALS 1 & 2. THE VOTE ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF. SEE REVERSE FOR VOTING INSTRUCTIONS.

To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E55011-P16173 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY RMR Real Estate Income Fund (Common Shares) For Against Abstain The Board of Trustees recommends you vote FOR proposal 2: ! ! ! 2.To elect one Class III Trustee to our Board (Common Shareholders and Preferred Shareholders, voting together as a single class): Nominee: 2a. Joseph L. Morea 3. In their discretion, the proxy holders are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the Annual Meeting or at any adjournments, postponements or delays thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" THE NOMINEE FOR TRUSTEE IN PROPOSAL 2. IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR AT ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF. THE VALIDITY OF THIS PROXY IS GOVERNED BY THE LAWS OF THE STATE OF MARYLAND. THIS PROXY DOES NOT REVOKE ANY PRIOR POWERS OF ATTORNEY GIVEN BY THE UNDERSIGNED EXCEPT AS IT RELATES TO A PRIOR PROXY CONCERNING THIS ANNUAL MEETING. Please be sure to sign and date this Proxy. NOTE: Please sign exactly as your name(s) appears(s) on the proxy. If held in joint tenancy, all persons should sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. If a corporation, please sign in full corporate name by authorized officer indicating title. If a partnership, please sign in partnership name by authorized person indicating title. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Annual Report are available at www.proxyvote.com. E55012-P16173 Proxy RMR Real Estate Income Fund For the Annual Meeting of Shareholders To be Held on Wednesday, April 24, 2019 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF RMR REAL ESTATE INCOME FUND The undersigned shareholder of RMR Real Estate Income Fund (the "Fund"), a Maryland statutory trust, hereby appoints Adam D. Portnoy, Jennifer B. Clark and Brian E. Donley, and each of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund to be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on Wednesday, April 24, 2019, at 9:30 a.m. (Eastern time) (the "Annual Meeting"), and any adjournments, postponements or delays thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and of the accompanying proxy statement, each of which is incorporated herein by reference, as well as the Notice Regarding Internet Availability of Proxy Materials, and revokes any proxy heretofore given with respect to the Annual Meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSALS, THE VOTE ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE FUND'S NOMINEE FOR TRUSTEE IN PROPOSAL 2. THE VOTE ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF. SEE REVERSE FOR VOTING INSTRUCTIONS.

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 24, 2019. RMR REAL ESTATE INCOME FUND You are receiving this communication because you hold shares in the fund named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E55019-P16172 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:December 12, 2018 Date: April 24, 2019Time: 9:30 A.M. Location: Two Newton Place 255 Washington St., Suite 100 Newton, MA 02458

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E55020-P16172 Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. Proxy Materials Available to VIEW or RECEIVE: PROXY STATEMENTANNUAL REPORT How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 10, 2019 to facilitate timely delivery.

RMR Real Estate Income Fund (Preferred Shares) The Board of Trustees recommends you vote FOR proposals 1 and 2: 1. To elect one Class III Trustee to our Board (Preferred Shareholders, voting as a separate class): Nominee: 1a. Jennifer B. Clark 2. To elect one Class III Trustee to our Board (Common Shareholders and Preferred Shareholders, voting together as a single class): Nominee: 2a. Joseph L. Morea 3. In their discretion, the proxy holders are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the Annual Meeting or at any adjournments, postponements or delays thereof. E55021-P16172 Voting Items

RMR Real Estate Income Fund (Common Shares) The Board of Trustees recommends you vote FOR proposal 2: 2.To elect one Class III Trustee to our Board (Common Shareholders and Preferred Shareholders, voting together as a single class): Nominee: 2a. Joseph L. Morea 3. In their discretion, the proxy holders are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the Annual Meeting or at any adjournments, postponements or delays thereof. E55022-P16172 Voting Items

E55023-P16172 Voting Instructions

QuickLinks

PROPOSAL 1: ELECTION OF JENNIFER B. CLARK AS A CLASS III TRUSTEE
PROPOSAL 2: ELECTION OF JOSEPH L. MOREA AS A CLASS III TRUSTEE
INFORMATION REGARDING NOMINEES AND TRUSTEES OF THE FUND
COMPENSATION OF TRUSTEES
COMMUNICATIONS WITH TRUSTEES
BOARD LEADERSHIP STRUCTURE AND COMMITTEES
SHAREHOLDER NOMINATIONS AND PROPOSALS
SELECTION OF CANDIDATES FOR TRUSTEES
OFFICERS OF THE FUND
TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER INFORMATION ABOUT THE FUND, THE FUND'S ADVISOR AND THE FUND'S ADMINISTRATOR
DIRECTORS AND OFFICERS OF THE ADVISOR
AUDIT COMMITTEE REPORT
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
SOLICITATION OF PROXIES
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
OTHER MATTERS
IMPORTANT